SUMMARY PROSPECTUS
May 31, 2017 (As Amended February 15, 2018)
MFS® High Yield Pooled Portfolio

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the fund's statement of additional information, online at funds.mfs.com.  You can also get this information at no cost by calling 1-800-225-2606 or by sending an e-mail request to orderliterature@mfs.com.  The fund's prospectus and statement of additional information, both dated May 31, 2017, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

TICKER SYMBOL
HYPPX

Summary of Key Information
Investment Objective
The fund's investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay when you buy and hold shares of the fund.
Shareholder Fees (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is less)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.00%
Other Expenses	0.02%
Total Annual Fund Operating Expenses	0.02%

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MFS High Yield Pooled Portfolio

Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.
The example assumes that: you invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods; your investment has a 5% return each year; and the fund's operating expenses remain the same.
Although your actual costs will likely be higher or lower, under these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Fund Shares	$2	$6	$11	$26

Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These transaction costs, which are not reflected in "Annual Fund Operating Expenses" or in the "Example," affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
MFS (Massachusetts Financial Services Company, the fund's investment adviser) normally invests at least 80% of the fund's net assets in high yielding debt instruments.
MFS may invest the fund's assets in other types of debt instruments.  Debt instruments include corporate bonds, foreign government securities, floating rate loans, and other obligations to repay money borrowed.
MFS may invest up to 100% of the fund's assets in below investment grade quality debt instruments.
MFS may invest the fund's assets in foreign securities.
While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives include futures, forward contracts, options, structured securities, and swaps.
MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual instruments and their issuers. Quantitative models that systematically evaluate instruments may also be considered. In structuring the fund, MFS may also consider top-down factors.
For purposes of the fund's 80% policy, net assets include the amount of any borrowings for investment purposes.
Principal Risks
As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.
The principal risks of investing in the fund are:
Debt Market Risk:  Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, and other conditions.  These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets or the debt markets generally. Certain events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or segment of a debt market.
Interest Rate Risk:  In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest.
Credit Risk: The price of a debt instrument depends, in part, on the credit quality of the issuer, borrower, counterparty, or other entity responsible for payment, or underlying collateral or assets and the terms of the instrument. The price of a debt instrument can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or other entity, or underlying collateral or assets, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, and other conditions.
Below investment grade quality debt instruments (commonly referred to as "high yield securities" or "junk bonds") can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments.
Foreign Risk: Exposure to foreign markets through issuers or currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, and other conditions. These factors can make foreign investments, especially those in emerging markets, more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to these conditions than the U.S. market.
Geographic Focus Risk: Issuers in a single country, a small number of countries, or a particular geographic region can react similarly to market, currency, political, economic, regulatory, geopolitical, and other conditions, and the fund's performance will be affected by the conditions in the countries or regions to which the fund is exposed.
Derivatives Risk:  Derivatives can be highly volatile and involve risks in addition to the risks of the underlying indicator(s) on which the derivative is based. Gains or losses from derivatives can be substantially greater than the derivatives' original cost.  Derivatives can involve leverage.
Leveraging Risk:  Leverage involves investment exposure in an amount exceeding the initial investment. Leverage can cause increased volatility by magnifying gains or losses.
Counterparty and Third Party Risk:  Transactions involving a counterparty or third party other than the issuer of the instrument are subject to the credit risk of the counterparty or third party, and to the counterparty's or third party's ability or willingness to perform in accordance with the terms of the transaction.
Liquidity Risk:  It may be difficult to value, and it may not be possible to sell, certain investments, types of investments, and/or investments in certain segments of the market, and the fund may have to sell certain of these investments at a price or time that is not advantageous in order to meet redemptions or other cash needs.
Investment Selection Risk: MFS' investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund

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MFS High Yield Pooled Portfolio

underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests.
Performance Information
The bar chart and performance table below are intended to provide some indication of the risks of investing in the fund by showing changes in the fund's performance over time and how the fund's performance over time compares with that of a broad measure of market performance.
The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. Updated performance is available online at mfs.com or by calling 1-800-225-2606.
Bar Chart.  The bar chart does not take into account any sales charges (loads) that you may be required to pay upon purchase or redemption of the fund's shares. If these sales charges were included, they would reduce the returns shown.

The total return for the three-month period ended March 31, 2017, was 2.66%. During the period(s) shown in the bar chart, the highest quarterly return was 4.83% (for the calendar quarter ended September 30, 2016) and the lowest quarterly return was (4.53)% (for the calendar quarter ended September 30, 2015).
Performance Table.
Average Annual Total Returns
(For the Periods Ended December 31, 2016)

	1 YEAR	LIFE (INCEPTION 3-25-2013)
Returns Before Taxes
Fund Shares	14.49%	4.89%
Returns After Taxes on Distributions
Fund Shares	11.28%	1.85%
Returns After Taxes on Distributions and Sale of Fund Shares
Fund Shares	8.09%	2.34%
Index Comparison (Reflects no deduction for fees, expenses, or taxes)
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index	17.13%	4.93%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will  depend on your own tax situation, and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. The after-tax returns are shown for only one of the fund's classes of shares, and after-tax returns for the fund's other classes of shares will vary from the returns shown.
Investment Adviser
MFS serves as the investment adviser for the fund.
Portfolio Manager(s)

Portfolio Manager	Since	Title
William Adams	2013	Chief Investment Officer – Global Fixed Income of MFS
David Cole	2013	Investment Officer of MFS

Effective March 1, 2018, the above table is restated as follows:
Portfolio Manager	Since	Title
William Adams	2013	Chief Investment Officer – Global Fixed Income of MFS
David Cole	2013	Investment Officer of MFS
Michael Skatrud	March 2018	Investment Officer of MFS
As of September 1, 2018, William Adams will no longer be a portfolio manager of the fund.
Purchase and Sale of Fund Shares
You may purchase and redeem shares of the fund each day the New York Stock Exchange is open for trading by contacting MFS Service Center, Inc. (MFSC), P.O. Box 55824, Boston, MA 02205 or 1-800-225-2606. There are no initial or subsequent investment requirements.
Taxes
If your shares are held in a taxable account, the fund's distributions will be taxed to you as ordinary income and/or capital gains.  If your shares are held in a tax-advantaged account, you will generally be taxed only upon withdrawals from the account.

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